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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 3, 2000
                                                         ---------------


                         WORLDPORT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


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         Delaware                     000-25015                  84-1127336
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)
================================================================================


               975 Weiland Road, Buffalo Grove, Illinois  60089
               ------------------------------------------------
     (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (847) 229-8200
                                                           --------------
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Item 5.    Other Events.
           -------------

On October 3, 2000, the Board of Directors of WorldPort Communications Inc. (the "Registrant") promoted James Martin from Chief Technology Officer to President and Chief Operating Officer and appointed Emily Heisley Stoeckel to fill a vacancy in the Board of Directors.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WORLDPORT COMMUNICATIONS,INC.
                                                (Registrant)


Dated:  October 16, 2000                        By: /s/ John T. Hanson
                                                    ----------------------------
                                                    John T. Hanson
                                                    Chief Financial Officer





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